UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 8, 2007

China 3C Group
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-28767	88-0403070
(Commission File Number)	(IRS Employer Identification No.)

368 HuShu Nan Road HangZhou City, Zhejiang Province, China
(Address of principal executive offices and zip code)

086-0571-88381700
(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements about the Registrant’s expectations, beliefs, intentions or strategies for the future, which are indicated by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “the Registrant believes,” “management believes” and similar words or phrases. The forward-looking statements are based on the Registrant’s current expectations and are subject to certain risks, uncertainties and assumptions. The Registrant’s actual results could differ materially from results anticipated in these forward-looking statements. All forward-looking statements included in this document are based on information available to the Registrant on the date hereof, and the Registrant assumes no obligation to update any such forward-looking statements.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors, Appointment of Principal Officers.

On October 8, 2007, China 3C Group (the “Company”),Mr. Jian Lu resigned as Chief Financial Officer of the Company. There were no disagreements between either Mr. Li or Mr. Chen and the Company on any matter relating to the Company’s operations, policies or practices, that resulted in his resignation.

Mr. Weidong Huang was appointed as Chief Financial Officer to fill the vacancy created by Mr. Lu’s resignation. Mr. Huang’s appointment is effective October 8, 2007.

There is no understanding or arrangement between Mr. Huang and any director and any other person pursuant to which such person was appointed as Chief Financial Officer. Mr. Huang has not in the last two years engaged in any related party transaction with the Company of the kind required to be disclosed pursuant to Item 404 of Regulation S-K.

Prior to joining the Company as Chief Financial Officer, Mr. Huang was the Manager of Audit Department, Zhejiang Yongxin Digital Technology Co., Ltd., a subsidiary of the Company, where he has been employed since July 2007. Prior to that he was General Manager of Hangzhou Jinda Investment Consulting Company from August 2006 to June 2007 and Assistant General Manager of Zhongcai Guoqi Investment Group Company from December 2003 to July 2006. He was the General Manager of Zhongsheng Trade Company from April 1998 to November 2003. Mr. Huang received a degree in business administration from the Government Institute of Jinhua Municipal Government.

We have yet to finalize an employment agreement with Mr. Huang.

The information in this Report, including the exhibit, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description

99.1	Press Release dated October 8, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA 3C GROUP

	By:	/s/ Zhenggang Wang
	Name:	Zhenggang Wang
	Title:	Chief Executive Officer

Dated: October 11, 2007